PROVISIONS (Tables)	12 Months Ended
Dec. 31, 2025
Other provisions [abstract]
Schedules of provisions	Provisions

a) Provisions
	As at December 31, 2025	As at December 31, 2024
Environmental rehabilitation (“PER”)	$1,602	$1,751
Post-retirement benefits	33	34
Share-based payments (note 34)	50	23
Other employee benefits	30	32
Other	131	122
	$1,846	$1,962

b) Environmental Rehabilitation
	2025	2024
At January 1	$1,977	$2,153
PERs divested during the year[1]	(103)	—
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	(16)	38
Settlements
Cash payments	(99)	(121)
Settlement gains	(6)	(10)
Accretion	42	41
Operating Sites
PER revisions in the year	26	(92)
Settlements
Cash payments	(79)	(76)
Settlement gains	(6)	(4)
Accretion	47	48
At December 31	$1,783	$1,977
Current portion (note 24)	(181)	(226)
	$1,602	$1,751
[1]    2025 primarily relates to the divestment of our Hemlo and
Tongon mines (refer to note 4 for further details).
The eventual settlement of substantially all PERs estimated
is expected to take place between 2026 and 2065.
The total PER has decreased in Q4 2025 by $44 million
primarily due to spending incurred during the quarter,
combined with an increase in the discount rate, partially
offset by the acquisition of Loulo-Gounkoto after control
was obtained in Q4 (refer to note 35 for details) and
accretion. For the year ended December 31, 2025, our PER
balance decreased by $194 million primarily due to
spending incurred during the year, combined with the
divestment of Hemlo and Tongon (refer to note 4 for further
details), partially offset by accretion. A 1% increase in the discount rate would result in a decrease in the PER by $196
million and a 1% decrease in the discount rate would result
in an increase in the PER by $242 million, while holding the other assumptions constant.